SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2010

Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

3905 National Drive

Suite 110

Burtonsville, Maryland 20866

(Address of principal executive offices)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On April 6, 2010, we amended our employment agreement with Meetesh V. Patel, our Chief Executive Officer, President and Chief Financial Officer to provide that Mr. Patel will continue to serve as our Chief Executive Officer and President until at least March 31, 2010.  In consideration for Mr. Patel’s undertaking to continue to serve in such capacities, we granted Mr. Patel an option to purchase up to 150,000 shares or our common stock at a price of $0.58 per share (the closing price of our common stock on April 6, 2010, as reported on Over the Counter Bulletin Board).  The Option, subject to the terms and provisions of the Stock Option Agreement dated as of April 6, 2010 between us and Mr. Patel, shall vest as follows:

            (a)        as to 37,500 on June 30, 2010;

            (b)        as to 37,500 shares on September 30, 2010;

            (c)        as to 37,500 shares on December 31, 2010; and

            (d)        as to 37,500 shares on March 31, 2011.

            On February 1, 2010 we entered into an “at will” employment agreement with Mr. Brent Wilkinson pursuant to which Mr. Wilkinson was to serve as the Vice President Corporate Development and Chief Operating Officer of the Company, in consideration for which Mr. Wilkinson was to receive an annual salary of $150,000 (the “Wilkinson Agreement”). On February 15, 2010 the Company received Mr. Wilkinson’s resignation effective as of February 15, 2010 and his concurrence to the mutual termination of the Wilkinson Agreement.  The termination was not based upon any disagreement between the Company and Mr. Wilkinson.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

 SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

            The following exhibits are furnished as part of this report:

Number           Description

10.1                 Amendment dated April 6, 2010 between New Energy Technologies, Inc. and Meetesh Patel.

10.2                 Stock Option Agreement Dated April 6, 2010 between New Energy Technologies, Inc. and Meetesh Patel.

10.3                 Employment Agreement dated February 1, 2010 between New Energy Technologies, Inc. and Brent Wilkinson.

10.4                 Resignation and Mutual Determination to terminate employment dated February 15, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of April, 2010.

New Energy Technologies, Inc.

By: /s/ Meetesh Patel

Meetesh Patel, Chief Executive Officer, President and Chief Financial Officer